EXHIBIT 99.1
Purchase, New York	Telephone: 914-253-2000	www.pepsico.com

Contact:	Investor	Media
	Lynn A. Tyson	Jenny Schiavone
	Senior Vice President, Investor Relations	Director, Financial Communications
	914-253-3035	914-253-3941
	email: lynn.tyson@pepsico.com	email: jenny.schiavone@pepsico.com

PepsiCo, Inc. to Refile Hart-Scott-Rodino Premerger Notification

PURCHASE, N.Y., October 9, 2009 - PepsiCo (NYSE: PEP) announced today that it has withdrawn and will refile its notification and report forms filed with the Federal Trade Commission (FTC) in order to provide the FTC an additional 30 days to review PepsiCo’s proposal to acquire all of the outstanding shares of common stock it does not already own in its two largest anchor bottlers, The Pepsi Bottling Group, Inc. (NYSE: PBG) and PepsiAmericas, Inc. (NYSE: PAS), under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (HSR Act).

PepsiCo originally filed its notification and report forms on September 11, 2009.  Today, following informal discussions with the staff (Staff) of the FTC, PepsiCo has withdrawn both its PBG and PAS notification and report forms effective October 13, 2009 and will refile them on October 15, 2009 in order to allow more time for the Staff to review the proposed transactions. PepsiCo will continue to respond to any informal requests by the Staff to provide additional information about the businesses of PepsiCo, PBG and PAS.

Upon refiling of both notification and report forms, the FTC will have a 30-day period in which to determine whether to issue a Request for Additional Information (“Second Request”) or close its investigation.  During that time, PepsiCo will continue to discuss the transactions and answer any additional questions raised by the Staff.  Assuming the refiling occurs on October 15, 2009, the new waiting period under the HSR Act will expire at 11:59 p.m., New York City time, on November 16, 2009, unless this period is earlier terminated or extended by issuance of “Second Request.”

However, it is possible that prior to the expiration of the new waiting period under the HSR Act, PepsiCo may voluntarily withdraw and refile its notification and report forms again, if it deems appropriate, in order to provide the Staff with more time to review the proposed acquisition without requiring the Staff to issue a “Second Request.”  PepsiCo remains committed to working cooperatively with the FTC as it conducts its review of the proposed transactions and continues to expect to close both transactions by late 2009 or early 2010.

About PepsiCo
PepsiCo offers the world’s largest portfolio of billion-dollar food and beverage brands, including 18 different product lines that each generate more than $1 billion in annual retail sales.  Our main businesses – Frito-Lay, Quaker, Pepsi-Cola, Tropicana and Gatorade – also make hundreds of other nourishing, tasty foods and drinks that bring joy to our consumers in over 200 countries.  With more than $43 billion in 2008 revenues, PepsiCo employs 198,000 people who are united by our unique commitment to sustainable growth, called Performance with Purpose.  By dedicating ourselves to offering a broad array of choices for healthy, convenient and fun nourishment, reducing our environmental impact, and fostering a diverse and inclusive workplace culture, PepsiCo balances strong financial returns with giving back to our communities worldwide.  For more information, please visit www.pepsico.com.

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Cautionary Statement

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. PepsiCo, Inc. (“PepsiCo”) and The Pepsi Bottling Group, Inc. (“PBG”) have filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 containing a proxy statement/prospectus and other documents with respect to the proposed acquisition of PBG. A definitive proxy statement/prospectus will be mailed to shareholders of PBG after the registration statement is declared effective. The registration statement has not yet become effective. PepsiCo and PepsiAmericas, Inc. (“PAS”) have filed with the SEC a registration statement on Form S-4 containing a proxy statement/prospectus and other documents with respect to the proposed acquisition of PAS. A definitive proxy statement/prospectus will be mailed to shareholders of PAS after the registration statement is declared effective. The registration statement has not yet become effective. INVESTORS AND SECURITY HOLDERS OF PBG AND PAS ARE URGED TO READ THE APPLICABLE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Investors and security holders will be able to obtain free copies of the registration statements and the proxy statements/prospectuses and other documents filed with the SEC by PepsiCo, PBG or PAS through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by PepsiCo will be available free of charge on PepsiCo’s internet website at www.pepsico.com or by contacting PepsiCo’s Investor Relations Department at 914-253-3035. Copies of the documents filed with the SEC by PBG will be available free of charge on PBG’s internet website at www.pbg.com or by contacting PBG’s Investor Relations Department at 914-767-7216. Copies of the documents filed with the SEC by PAS will also be available free of charge on PAS’s internet website at www.pepsiamericas.com or by contacting PAS’s Investor Relations Department at 612-661-3883.

PBG and its directors, executive officers and certain other employees may be deemed to be participants in the solicitation of proxies in respect of the proposed acquisition of PBG. Information regarding PBG’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 27, 2008, which was filed with the SEC on February 20, 2009, and its proxy statement for its 2009 annual meeting of shareholders, which was filed with the SEC on April 7, 2009. PAS and its directors, executive officers and certain other employees may be deemed to be participants in the solicitation of proxies in respect of the proposed acquisition of PAS. Information regarding PAS’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended January 3, 2009, which was filed with the SEC on March 4, 2009, and its proxy statement for its 2009 annual meeting of shareholders, which was filed with the SEC on March 18, 2009. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statements/prospectuses and other relevant materials filed with the SEC.

Statements in this release that are “forward-looking statements” are based on currently available information, operating plans and projections about future events and trends. They inherently involve risks and uncertainties that could cause actual results to differ materially from those predicted in such forward-looking statements. Such risks and uncertainties include, but are not limited to: PepsiCo’s ability to consummate the acquisitions of PBG and PAS and to achieve the synergies and value creation contemplated by the proposed acquisitions; PepsiCo’s ability to promptly and effectively integrate the businesses of PBG, PAS and PepsiCo; the timing to consummate the proposed acquisitions and any necessary actions to obtain required regulatory approvals; the diversion of management time on transaction-related issues; changes in demand for PepsiCo’s products, as a result of shifts in consumer preferences or otherwise; increased costs, disruption of supply or shortages of raw materials and other supplies; unfavorable economic conditions and increased volatility in foreign exchange rates; PepsiCo’s ability to build and sustain proper information technology infrastructure, successfully implement its ongoing business process transformation initiative or outsource certain functions effectively; damage to PepsiCo’s reputation; trade consolidation, the loss of any key customer, or failure to maintain good relationships with PepsiCo’s bottling partners, including as a result of the proposed acquisitions; PepsiCo’s ability to hire or retain key employees or a highly skilled and diverse workforce; changes in the legal and regulatory environment; disruption of PepsiCo’s supply chain; unstable political conditions, civil unrest or other developments and risks in the countries where PepsiCo operates; and risks that benefits from PepsiCo’s Productivity for Growth initiative may not be achieved, may take longer to achieve than expected or may cost more than currently anticipated.

For additional information on these and other factors that could cause PepsiCo’s actual results to materially differ from those set forth herein, please see PepsiCo’s filings with the SEC, including its most recent annual report on Form 10-K and subsequent reports on

Forms 10-Q and 8-K. Investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made. All information in this communication is as of October 9, 2009. PepsiCo undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.